TEMPLETON LATIN
AMERICA FUND



YOUR FUND'S OBJECTIVE:

The Templeton Latin America Fund seeks long-term capital appreciation through investing at least 65% of its assets in equity and debt securities of issuers in Latin America.



November 15, 1996

Dear Shareholder:


We are pleased to bring you this semi-annual report of the Templeton Latin America Fund for the six months ended September 30, 1996. As discussed in the Per-formance Summary on page 6, the Fund's Class I shares delivered a six-month total return of 5.55%.

During the period, most Latin American economies experienced subdued inflation and strong growth. This return to growth was especially important, given the significant economic slowdowns after Mexico's 1994 currency devaluation. Although the reporting period was a positive one for many investors in Latin American stocks, it is interesting to note the sharp divergence of performance among equity markets in the region. For example, as measured in U.S. dollars, Brazil's stock market appreciated 25.96%, Argentina's 9.72%, Mexico's 5.67%, and Chile's 4.83%. This shows how misleading it can be to generalize about Latin America.

TEMPLETON LATIN AMERICA FUND

Geographic Distribution on 9/30/96
Based on Total Net Assets

[PIE CHART GRAPHIC]

Brazil                                  33.2%

Argentina                               13.2%

Peru                                     5.9%

Colombia                                 3.5%

Mexico                                  27.0%

Chile                                    2.5%

Ecuador                                  1.7%

Bolivia                                  1.5%

Short-Term Obligations &
Other Net Assets                        11.5%



Brazil's strong showing deserves mention mainly because of the unique dynamics that drove its stock market upwards. Although many Brazilian equities, especially those in the private sector, barely moved during the period, the shares of state-owned companies (parastatals) generally performed very well. In our opinion, these stocks, which were primarily in the telecommunications and electric utility sectors, posted solid gains because many investors believed the Brazilian government would privatize most parastatals in the near future. Many investors seemed to think that, in order to maximize the selling prices of these firms, the Brazilian government would have to liberalize regulated tariff structures that historically had kept telephone and electricity rates below international levels. During the period, we noticed the first hint of tariff rate increases in the telecommunications industry. The main beneficiary of these higher tariffs was the Fund's top holding, Telebras-Telecomunicacoes Brasileiras SA, whose share price appreciated more than 64%, as measured in U.S. dollars, during the six months under review.

Another area of strength was Argentina, whose economy improved after the government implemented market-friendly reforms. This helped to spark investor interest and drive equity prices higher. In our opinion, the country will continue to restructure and has the potential to reap economic rewards.

Due to its low exposure to Chilean equities, the Fund was not materially damaged by the lackluster performance of Chile's stock market. Accelerating economic growth compelled the Chilean central bank to maintain high interest rates in an effort to curb inflation. In the eyes of

TEMPLETON LATIN AMERICA FUND

Portfolio Breakdown on 9/30/96
Based on Total Net Assets

[PIE CHART GRAPHIC]

Telecommunications                           17.9%

Food & Household
Products                                     10.6%

Banking                                       9.7%

Multi-Industry                                8.1%

Metals & Mining                               7.5%

Energy Sources                                6.7%

Utilities - Electrical & Gas                  6.2%

Forest Products & Paper                       4.8%

Merchandising                                 3.8%

Other Industries                             13.2%

Short-Term Obligations &
Other Net Assets                             11.5%



domestic investors, bonds earning 7.5% to 8% provided stiff competition to the general equity market. Consequently, our exposure to Chilean stocks was only 2.5% on September 30, 1996.

The Fund was hurt by the Mexican stock market's performance, which only slightly outperformed the Chilean market. Mexico's performance disappointed us because interest rates there declined, inflation was subdued, and the Mexican currency strengthened. In our opinion, it is only a matter of time before investors believe that Mexico's business sector is fundamentally sound, which may encourage additional investments and cause stock prices to rise.

  TEMPLETON LATIN AMERICA FUND
  Top 10 Holdings on 9/30/96
  Based on Total Net Assets

  Company,                                                  % of Total
  Industry, Country                                         Net Assets
-------------------------------------------------------------------------------
  Telebras-Telecomunicacoes Brasileiras SA
  Telecommunications, Brazil                                     4.2%
-------------------------------------------------------------------------------

  Telecomunicacoes de Minas Gerais SA
  Telecommunications, Brazil                                     4.0%
-------------------------------------------------------------------------------
  Banco Bradesco SA, pfd.
  Banking, Brazil                                                3.8%
-------------------------------------------------------------------------------
  Perez Companc SA, B
  Energy Sources, Argentina                                      3.8%
-------------------------------------------------------------------------------
  Vale do Rio Doce, pfd., ADR
  Metals & Mining, Brazil                                        3.6%
-------------------------------------------------------------------------------
  Coteminas Cia Tecidos Notre de Minas
  Textiles & Apparel, Brazil                                     3.6%
-------------------------------------------------------------------------------
  Alfa SA de CV, A
  Multi-Industry, Mexico                                         3.5%
-------------------------------------------------------------------------------
  Cpt-Telfonica del Peru SA, B
  Telecommunications, Peru                                       3.0%
-------------------------------------------------------------------------------
  Cia Energetica de Minas Gerais, pfd., ADR
  Utilities - Electrical & Gas, Brazil                           3.0%
-------------------------------------------------------------------------------
  Banco Ganadero SA, ADR
  Banking, Colombia                                              2.9%
-------------------------------------------------------------------------------


For a detailed listing of portfolio holdings, please see page 10 of this report.



During the period, cash flow into the Fund was relatively healthy, providing us with the opportunity to augment our existing positions and purchase shares in several new companies that we believe have strong earnings potential. In Brazil, we added to our holdings of the financial services company Banco Bradesco SA because we believe it will benefit from new banking technology and the wide profit margins available on loans in emerging market countries. In Mexico, we initiated positions in the pasta maker, Tablex SA de CV, and the Coke(R) bottler, Panamerican Beverages Inc. We believe that these companies have the potential to prosper from an improving Mexican economy. In Peru, we purchased shares of Cpt-Telefonica del Peru SA, one of the largest Latin American companies ever privatized. Expecting higher demand for oil, we added to our positions of the Argentinean oil companies YPF Sociedad Anonima and Perez Companc SA, the latter being one of the Fund's top ten holdings.

Looking forward, we are optimistic about potential long-term investment opportunities in Latin America. In our view, many Latin American countries are committed to market-oriented reforms and have successfully rejuvenated their economies and changed their spending habits. If social security and pension systems are established, they should provide a source of investment capital for the region's securities markets and may, thereby, reduce dependence upon foreign capital. Additionally, trade barriers have been lowered through treaties such as the North American Free Trade Agreement, and the Mercosur agreement, which integrates the economies of Argentina, Brazil, Uruguay, and Paraguay. We believe such developments are the beginning of a long-term process that should eventually foster closer economic ties among Latin American countries.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

It is important to remember that investing in emerging markets concentrated in a single region involves special considerations, which may include risks related to market and currency volatility, adverse economic, social and political developments, and the relatively small size and lesser liquidity of these markets. These special risks and other considerations are discussed in the Fund's prospectus. While short-term volatility can be disconcerting, declines of as much as 30% to 40% are not unusual in emerging markets. For example, the Mexican stock market has increased more than 157% in the last five years, but has suffered four declines of more than 10% during that time.*

We thank you for investing in the Templeton Latin America Fund and look forward to serving your investment needs in the months and years to come.

Sincerely,



/s/ Stephen S. Oler
---------------------------------
Stephen S. Oler, CFA
Portfolio Manager
Templeton Latin America Fund


* Source: Bloomberg. Based on quarterly percentage price change over the five-year period ending September 30, 1996.



 Since July 1996, Stephen S. Oler has been the lead portfolio manager of Templeton Latin America Fund. Before joining Templeton, Mr. Oler was a senior vice president at Baring Asset Management, where he was responsible for Latin American equity portfolio management and research. During his 11-year stay at Barings, he followed European equities from the London office, then moved in 1989 to the Boston office where he followed Canadian equities and specialized in the consumer and healthcare industries in the U.S. market. In 1993, he began devoting his full time to following Latin stocks. His research responsibilities currently include industry coverage of global non-life insurance, and electricals and consumer electronics, as well as the markets of Mexico and Greece.

 Mr. Oler received a master of philosophy degree from King's College, Cambridge University, UK in International Relations and a bachelor of arts degree with honors from the University of Pennsylvania in American History. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research (AIMR). He also is a member of the Boston Security Analysts Society where he formerly served as a member of the teaching faculty responsible for instructing Equity Analysis for the CFA Level II Exam Preparation Course.

PERFORMANCE SUMMARY
CLASS I


The Templeton Latin America Fund Class I shares provided a total return of 5.55% for the six-month period ended September 30, 1996. Total return represents the change in value of an investment, assuming reinvestment of dividend and capital gains distributions, and does not include the initial sales charge.

The price of the Fund's shares, as measured by net asset value, increased 56 cents ($0.56), from $10.53 on March 31, 1996, to $11.09 on September 30, 1996.
During the reporting period, shareholders received distributions of 2.5 cents ($0.025) per share in dividend income.

We believe it is important to maintain a long-term investment perspective when managing the Fund, and we encourage our shareholders to view their investments in a similar manner. Past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.



TEMPLETON LATIN AMERICA FUND
CLASS I

Periods Ended September 30, 1996


                                                                       Since
                                                                     Inception
                                                       One-Year      (5/8/95)
Cumulative
Total Return(1)                                         9.86%         12.28%

Average Annual
Total Return(2)                                         3.58%          4.12%

Value of $10,000
Investment(3)                                        $10,358        $10,583


1.Cumulative total return represents the change in value of an investment over the indicated periods and does not include the initial sales charge.

2.Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 5.75% initial sales charge.

3.These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods and include the the maximum 5.75% initial sales charge.

All calculations reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume reinvestment of dividends and capital gains when paid. The Fund's Investment Manager and Business Manager have agreed in advance to reduce their respective fees and, in the case of the Business Manager, to make certain payments to reduce expenses, which increases total return to shareholders. If the Managers had not taken this action, the Fund's total returns would have been lower. After December 31, 1996, the fee reduction may be discontinued at any time.

Investment return and principal value will fluctuate with market conditions, currencies, and the economic, social and political climates of the countries where investments are made. Developing markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of those markets. Therefore, your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

PERFORMANCE SUMMARY
CLASS II


The Templeton Latin America Fund Class II shares provided a total return of 5.12% for the six-month period ended September 30, 1996. Total return represents the change in value of an investment, assuming reinvestment of dividend and capital gains distributions, and does not include sales charges.

The price of the Fund's shares, as measured by net asset value, increased 52 cents ($0.52), from $10.49 on March 31, 1996, to $11.01 on September 30, 1996.
During the reporting period, shareholders received distributions of 1.74 cents ($0.0174) per share in dividend income.

We believe it is important to maintain a long-term investment perspective when managing the Fund, and we encourage our shareholders to view their investments in a similar manner. Past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.



TEMPLETON LATIN AMERICA FUND
CLASS II

Periods Ended September 30, 1996

                                                                        Since
                                                                      Inception
                                                       One-Year       (5/8/95)
Cumulative
Total Return(1)                                           9.01%        11.08%

Average Annual
Total Return(2)                                           6.96%         6.34%

Value of $10,000
Investment(3)                                          $10,696       $10,899


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods. It includes the 1.0% initial sales charge and the 1.0% Contingent Deferred Sales Charge, applicable to shares redeemed within the first 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods and include all sales charges.

All calculations reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume reinvestment of dividends and capital gains when paid. The Fund's Investment Manager and Business Manager have agreed in advance to reduce their respective fees and, in the case of the Business Manager, to make certain payments to reduce expenses, which increases total return to shareholders. If the Managers had not taken this action, the Fund's total returns would have been lower. After December 31, 1996, the fee reduction may be discontinued at any time.

Investment return and principal value will fluctuate with market conditions, currencies, and the economic, social and political climates of the countries where investments are made. Developing markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of those markets. Therefore, your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

TEMPLETON LATIN AMERICA FUND
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE -- CLASS I
(For a share outstanding throughout the period)

                                                                                    SIX MONTHS           MAY 8, 1995
                                                                                      ENDED             (COMMENCEMENT
                                                                                SEPTEMBER 30, 1996    OF OPERATIONS) TO
                                                                                   (UNAUDITED)         MARCH 31, 1996
                                                                                ------------------    ----------------
Net asset value, beginning of period                                                  $10.53                $10.00
                                                                                     -------                ------
Income from investment operations:
   Net investment income                                                                 .05                   .12
   Net realized and unrealized gain                                                      .54                   .51
                                                                                     -------                ------
Total from investment operations                                                         .59                   .63
Distributions from net investment income                                                (.03)                 (.10)
                                                                                     -------                ------
Change in net asset value                                                                .56                   .53
                                                                                     -------                ------
Net asset value, end of period                                                        $11.09                $10.53
                                                                                     =======                ======
TOTAL RETURN*                                                                          5.55%                 6.37%

RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)                                                       $7,079                $5,150
Ratio of expenses to average net assets                                                3.61%**               4.02%**
Ratio of expenses, net of reimbursement, to average net assets                         2.35%**               2.35%**
Ratio of net investment income to average net assets                                   5.70%**               1.71%**
Portfolio turnover rate                                                                2.55%                    --
Average commission rate paid (per share)                                              $.0006                $.0004

* TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.

TEMPLETON LATIN AMERICA FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE -- CLASS II
(For a share outstanding throughout the period)

                                                                                  SIX MONTHS          MAY 8, 1995
                                                                                    ENDED           (COMMENCEMENT OF
                                                                              SEPTEMBER 30, 1996     OPERATIONS) TO
                                                                                 (UNAUDITED)         MARCH 31, 1996
                                                                              ------------------    ----------------
Net asset value, beginning of period                                                $10.49               $10.00
                                                                                   -------               ------
Income from investment operations:
   Net investment income                                                               .02                  .08
   Net realized and unrealized gain                                                    .52                  .48
                                                                                   -------               ------
Total from investment operations                                                       .54                  .56
Distributions from net investment income                                              (.02)                (.07)
                                                                                   -------               ------
Change in net asset value                                                              .52                  .49
                                                                                   -------               ------
Net asset value, end of period                                                      $11.01               $10.49
                                                                                   =======               ======
TOTAL RETURN*                                                                        5.12%                5.67%

RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)                                                     $1,977               $1,351
Ratio of expenses to average net assets                                              4.26%**              4.67%**
Ratio of expenses, net of reimbursement, to average net assets                       3.00%**              3.00%**
Ratio of net investment income to average net assets                                 6.37%**              1.14%**
Portfolio turnover rate                                                              2.55%                   --
Average commission rate paid (per share)                                            $.0006               $.0004

* TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS
  THAN ONE YEAR.
** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON LATIN AMERICA FUND
Investment Portfolio, September 30, 1996 (unaudited)

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                    COUNTRY      SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 58.7%
------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 1.6%
                           *Consorcio G Grupo Dina SA de CV, ADR                       Mex.         59,000    $  147,500
------------------------------------------------------------------------------------------------------------------------
BANKING: 5.9%
                            Banco de Galicia y Buenos Aires SA, B                      Arg.         16,000        88,014
                            Banco Ganadero SA, ADR                                     Col.          9,800       265,825
                            Corporacion Financiera del Valle, ADR                      Col.          8,104        50,650
                            Grupo Financiero Banamex Accival SA, B                     Mex.         61,000       131,660
                                                                                                              ----------
                                                                                                                 536,149
------------------------------------------------------------------------------------------------------------------------
BEVERAGES & TOBACCO: 0.5%
                            Cristalerias de Chile SA, ADR                             Chil.          2,000        42,250
------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS: 2.2%
                           *Comercial Industrial Financiera Inmobiliari
                              Agropecuaria, ADR, 144A                                  Arg.         34,000        71,400
                           *Corcemar Corp.                                             Arg.         11,626        51,163
                           *Internacional de Ceramica SA de CV, B                      Mex.            432           515
                           *Internacional de Ceramica SA de CV, units D shares
                              and L shares                                             Mex.         57,000        73,967
                                                                                                              ----------
                                                                                                                 197,045
------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING: 2.0%
                           *Empresas ICA Sociedad Controladora SA, ADR                 Mex.         11,700       178,425
------------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 6.0%
                            Perez Companc SA, B                                        Arg.         54,210       343,204
                            Transportadora de Gas del Sur SA, ADR B                    Arg.          9,200       112,700
                            YPF Sociedad Anonima, ADR                                  Arg.          4,000        91,500
                                                                                                              ----------
                                                                                                                 547,404
------------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS: 8.0%
                           *Grupo Embotellador de Mexico SA, B                         Mex.         43,500        61,633
                            Grupo Industrial Maseca SA de CV, ADR B                    Mex.          9,700       183,088
                            Herdez SA de CV, A                                         Mex.        300,000        92,161
                            Panamerican Beverages Inc., A                              Mex.          4,800       197,400
                            Tablex SA de CV                                            Mex.         75,000       188,692
                                                                                                              ----------
                                                                                                                 722,974
------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 2.5%
                           *Empaques Ponderosa SA de CV, B                             Mex.         73,500       228,714
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS: 2.0%
                            Madeco Manufacturera de Cobre SA, ADR                     Chil.          7,900       182,688
------------------------------------------------------------------------------------------------------------------------

TEMPLETON LATIN AMERICA FUND
Investment Portfolio, September 30, 1996 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                    COUNTRY      SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 1.5%
                          * Cifra SA, C                                                Mex.         95,000    $  136,110
------------------------------------------------------------------------------------------------------------------------
METALS & MINING: 3.9%
                            Companhia Siderurgica Nacional                            Braz.      9,700,000       207,111
                           *Grupo Simec SA de CV, ADR                                  Mex.         35,000       148,750
                                                                                                              ----------
                                                                                                                 355,861
------------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 8.1%
                            Alfa SA de CV, A                                           Mex.         34,000       150,821
                           *Alfa SA de CV, A 144A                                      Mex.         37,000       164,129
                            Banco de Credito del Peru                                  Per.         98,897       148,937
                            Banco Wiese, ADR                                           Per.         18,000       114,750
                            La Cemento Nacional CA, GDR                                Ecu.            600       112,800
                            La Cemento Nacional CA, GDR, 144A                          Ecu.            200        37,600
                                                                                                              ----------
                                                                                                                 729,037
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 9.8%
                            Cpt-Telefonica del Peru SA, B                              Per.        122,000       275,594
                            Telebras-Telecomunicacoes Brasileiras SA                  Braz.        611,975        39,799
                            Telecom Argentina Stet France SA, ADR                      Arg.          1,900        76,713
                            Telecomunicacoes de Minas Gerais SA                       Braz.      1,635,113       156,064
                            Telefonica de Argentina SA, B, ADR                         Arg.          3,400        84,575
                            Telesp-Telecomunicacoes de Sao Paulo SA                   Braz.         16,587         2,811
                            Telefonos de Mexico SA, L, ADR                             Mex.          7,700       247,363
                                                                                                              ----------
                                                                                                                 882,919
------------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL: 0.2%
                            Coteminas Cia Tecidos Norte de Minas                      Braz.         70,000        21,254
------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 1.3%
                            Transportacion Maritima Mexicana SA de CV, L, ADR          Mex.         15,000       118,125
------------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRICAL & GAS: 3.2%
                            Central Costanera SA, ADR, 144A                            Arg.          2,600        82,550
                            Central Puerto SA, ADR                                     Arg.          4,700        74,037
                            Compania Boliviana de Energia Electricas SA                Bol.          3,000       133,875
                                                                                                              ----------
                                                                                                                 290,462
                                                                                                              ----------
TOTAL COMMON STOCKS (cost $4,962,618)                                                                          5,316,917
------------------------------------------------------------------------------------------------------------------------

TEMPLETON LATIN AMERICA FUND
Investment Portfolio, September 30, 1996 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                    COUNTRY      SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 29.8%
------------------------------------------------------------------------------------------------------------------------
                            Aracruz Celulose SA, pfd., ADR                            Braz.         24,100    $  210,875
                            Banco Bradesco SA, pfd.                                   Braz.     40,480,730       344,939
                            Ceval Alimentos SA, pfd.                                  Braz.     25,700,000       236,611
                            Cia de Inversiones en Telecomunicaciones SA, 7.00%,
                              conv., pfd.                                              Arg.          2,350       121,613
                            Cia Energetica de Minas Gerais, pfd., ADR                 Braz.          9,200       274,829
                            Coteminas Cia Tecidos Norte de Minas, pfd.                Braz.        831,000       301,146
                            Lojas Americanas SA, pfd.                                 Braz.     12,300,000       208,413
                            Petrobras-Petroleo Brasileiro SA, pfd.                    Braz.        480,000        56,411
                            Telebras-Telecomunicacoes Brasileiras SA, pfd.            Braz.         10,429           820
                            Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR       Braz.          4,300       337,550
                            Telecomunicacoes de Minas Gerais SA, pfd.                 Braz.      1,760,000       208,580
                            Telesp-Telecomunicacoes de Sao Paulo SA, pfd.             Braz.        387,057        74,303
                            Vale do Rio Doce, pfd., ADR                               Braz.         16,500       327,253
                                                                                                              ----------
TOTAL PREFERRED STOCKS (cost $2,555,652)                                                                       2,703,343
------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL IN
                                                                                              LOCAL CURRENCY**
------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 10.9% (cost $983,609)
------------------------------------------------------------------------------------------------------------------------
                            U.S. Treasury Bills, 4.95% to 5.19% with
                              maturities to 12/12/96                                   U.S.        974,000       983,829
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 99.4% (cost $8,501,879)                                                                     9,004,089
OTHER ASSETS, LESS LIABILITIES: 0.6%                                                                              51,758
                                                                                                              ----------
TOTAL NET ASSETS: 100.0%                                                                                      $9,055,847
                                                                                                              ----------
                                                                                                              ----------

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRY INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON LATIN AMERICA FUND
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996 (unaudited)

Assets:
   Investments in securities, at value
      (identified cost $8,501,879)             $9,004,089
   Cash                                               117
   Receivables:
      Fund shares sold                             37,826
      Dividends and interest                       15,466
   Unamortized organization costs                  63,188
                                               ----------
         Total assets                           9,120,686
                                               ----------
Liabilities:
   Payables:
      Investment securities purchased              20,945
      Fund shares redeemed                          2,746
   Accrued expenses                                41,148
                                               ----------
         Total liabilities                         64,839
                                               ----------
Net assets, at value                           $9,055,847
                                               ==========
Net assets consist of:
   Undistributed net investment income         $   31,966
   Net unrealized appreciation                    502,210
   Accumulated net realized gain                   22,703
   Net capital paid in on shares of
      beneficial interest                       8,498,968
                                               ----------
Net assets, at value                           $9,055,847
                                               ==========
Class I
   Net asset value per share
      ($7,079,352 / 638,552 shares
      outstanding)                             $    11.09
                                               ==========
   Maximum offering price
      ($11.09 / 94.25%)                        $    11.77
                                               ==========
Class II
   Net asset value per share
      ($1,976,495 / 179,441 shares
      outstanding)                             $    11.01
                                               ==========
   Maximum offering price
      ($11.01 / 99.00%)                        $    11.12
                                               ==========

STATEMENT OF OPERATIONS
for the six months ended
September 30, 1996 (unaudited)

Investment income:
   (net of $7,698 foreign
   taxes withheld)
   Dividends                           $103,238
   Interest                              29,948
                                       --------
      Total income                                $133,186
Expenses:
   Management fees (Note 3)              49,554
   Administrative fees (Note 3)           5,947
   Distribution fees (Note 3)
         Class I                         10,761
         Class II                         8,936
   Transfer agent fees (Note 3)          11,250
   Custodian fees                         5,250
   Reports to shareholders               11,500
   Audit fees                             5,250
   Legal fees (Note 3)                    2,200
   Registration and filing fees          27,000
   Amortization of organization costs     9,344
   Other                                  2,225
                                       --------
      Total expenses                    149,217
   Less expenses reimbursed
      (Note 3)                          (50,090)
                                       --------
      Total expenses less
         reimbursement                              99,127
                                                  --------
         Net investment income                      34,059
Realized and unrealized gain (loss):
   Net realized gain (loss) on:
      Investments                        28,342
      Foreign currency transactions      (6,151)
                                       --------
                                         22,191
   Net unrealized appreciation
      on investments                    309,667
                                       --------
      Net realized and
         unrealized gain                           331,858
                                                  --------
Net increase in net assets resulting
   from operations                                $365,917
                                                  ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON LATIN AMERICA FUND
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS           MAY 8, 1995
                                                                                   ENDED           (COMMENCEMENT OF
                                                                             SEPTEMBER 30 1996      OPERATIONS) TO
                                                                                (UNAUDITED)         MARCH 31, 1996
                                                                             ------------------    -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                      $   34,059           $    56,599
      Net realized gain on investment and foreign currency transactions              22,191                   512
      Net unrealized appreciation                                                   309,667               192,543
                                                                                 ----------            ----------
         Net increase in net assets resulting from operations                       365,917               249,654

   Distributions to shareholders:
      From net investment income
         Class I                                                                    (13,182)              (35,519)
         Class II                                                                    (2,747)               (7,244)

   Fund share transactions (Note 2)
         Class I                                                                  1,659,643             4,989,263
         Class II                                                                   544,759             1,305,303
                                                                                 ----------            ----------
            Net increase in net assets                                            2,554,390             6,501,457

Net assets:
   Beginning of period                                                            6,501,457                    --
                                                                                 ----------            ----------
   End of period                                                                 $9,055,847           $ 6,501,457
                                                                                 ==========            ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Latin America Fund (the Fund) is a separate diversified series of Templeton Global Investment Trust (the Trust), a Delaware business trust, which is an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital appreciation by investing primarily in equity securities and debt obligations of issuers in Latin American countries. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS, AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class I shares and Class II shares. Shares of each class are identical except for their initial sales load, a contingent deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. At September 30, 1996, there was an unlimited number of shares of beneficial interest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                                     CLASS I
                                                                   --------------------------------------------
                                                                                                FOR THE PERIOD
                                                                                                 MAY 8, 1995
                                                                                               (COMMENCEMENT OF
                                                                   SIX MONTHS ENDED          OPERATIONS) THROUGH
                                                                  SEPTEMBER 30, 1996            MARCH 31, 1996
                                                                 ---------------------       --------------------
                                                                 SHARES        AMOUNT        SHARES       AMOUNT
                                                                --------     ----------     -------     ----------
           Shares sold                                            226,394    $2,500,277      601,968    $6,143,719
           Shares issued on reinvestment of distributions             977        10,940        3,013        29,565
           Shares redeemed                                        (78,046)     (851,574)    (115,755)   (1,184,021)
                                                                  -------    ----------     --------    ----------
           Net increase                                           149,325    $1,659,643      489,226    $4,989,263
                                                                  =======    ==========     ========    ==========

                                                                                     CLASS II
                                                                   --------------------------------------------
                                                                                                FOR THE PERIOD
                                                                                                 MAY 8, 1995
                                                                                               (COMMENCEMENT OF
                                                                   SIX MONTHS ENDED          OPERATIONS) THROUGH
                                                                  SEPTEMBER 30, 1996            MARCH 31, 1996
                                                                 ---------------------       --------------------
                                                                 SHARES        AMOUNT        SHARES       AMOUNT
                                                                --------     ----------     -------     ----------
           Shares sold                                             60,139    $  649,568      131,412    $1,332,030
           Shares issued on reinvestment of distributions             242         2,701          738         7,232
           Shares redeemed                                         (9,763)     (107,510)      (3,326)      (33,959)
                                                                  -------    ----------     --------    ----------
           Net increase                                            50,618    $  544,759      128,824    $1,305,303
                                                                  =======    ==========     ========    ==========

Templeton Global Investors, Inc., the Fund's administrative manager, is the record owner of 50,577 Class I shares and 50,443 Class II shares as of September 30, 1996.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Templeton Global Investors, Inc. (TGII), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 1.25% of the Fund's average daily net assets. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum of the first $200 million of the Trust's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of average net assets in excess of $1.2 billion. TICI and TGII have voluntarily agreed to reduce their respective fees to the extent necessary to limit total expenses to an annual rate of 2.35% and 3.00% of average net assets of Class I and II shares, respectively, through December 31, 1996. The amount of the reimbursement for the six months ended

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

September 30, 1996 is set forth in the Statement of Operations. For the six months ended September 30, 1996, FTD received net commissions of $6,739 from the sale of the Fund's shares and FTIS received fees of $11,250.

Under the distribution plans for Class I and Class II shares, the Fund reimburses FTD quarterly for FTD's costs and expenses in connection with any activity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.35% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At September 30, 1996, unreimbursed expenses amounted to $163,683. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales of $487 were paid to FTD for the six months ended September 30, 1996.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $2,200 for the six months ended September 30, 1996.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 1996 aggregated $2,405,313 and $152,145, respectively. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At September 30, 1996, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                                 $ 886,388
           Unrealized depreciation                                                                  (384,178)
                                                                                                   ---------
           Net unrealized appreciation                                                             $ 502,210
                                                                                                   =========

TEMPLETON LATIN AMERICA FUND, A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST Special Meeting of Shareholders, June 28, 1996
--------------------------------------------------------------------------------

A Special Meeting of Shareholders of the Fund was held at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida, on June 28, 1996. The purpose of the meeting was to vote on the approval of a new investment management agreement between the Trust, on behalf of the Fund, and Templeton Investment Counsel, Inc. and in their discretion, to authorize the proxyholders to vote upon such other matters which may legally come before the meeting or any other adjournment thereof. No other business was transacted at the meeting.

The results of the voting at the Special Meeting are as follows:

Approval of a new investment management agreement between the Trust, on behalf of the Fund, and Templeton Investment Counsel, Inc.:

                                                                                             % OF
                                                                             NUMBER         SHARES
                                                                            OF SHARES     OUTSTANDING
                                                                            ---------     -----------
                  For                                                        385,829         56.31%
                  Against                                                      1,139          0.17%
                  Abstain                                                     18,911          2.77%
                                                                            ---------     -----------
                  Total                                                      405,879         59.25%
                                                                            ========      ===========

LITERATURE REQUEST
--------------------------------------------------------------------------------

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH                                   INCOME

Franklin Global Health                          Franklin Adjustable Rate
 Care Fund                                       Securities Fund

Franklin Templeton                              Franklin Adjustable U.S.
 Japan Fund                                      Government Securities Fund

Templeton Developing                            Franklin's AGE High
 Markets Trust                                   Income Fund

Templeton Foreign Fund                          Franklin Investment Grade
                                                 Income Fund
Templeton Foreign Smaller
 Companies Fund                                 Franklin Short-Intermediate U.S.
                                                 Government Securities Fund
Templeton Global
 Infrastructure Fund                            Franklin U.S. Government
                                                 Securities Fund
Templeton Global
 Opportunities Trust                            Franklin Money Fund

Templeton Global                                Franklin Federal Money Fund
 Real Estate Fund
                                                FOR NON-U.S. INVESTORS:
Templeton Global Smaller
 Companies Fund                                 Franklin Tax-Advantaged
                                                 High Yield Securities Fund
Templeton Greater
 European Fund                                  Franklin Tax-Advantaged
                                                 International Bond Fund
Templeton Growth Fund
                                                Franklin Tax-Advantaged U.S.
Templeton Latin America                          Government Securities Fund
 Fund
                                                FOR CORPORATIONS:
Templeton Pacific
 Growth Fund                                    Franklin Corporate Qualified
                                                 Dividend Fund
Templeton World Fund
                                                FRANKLIN FUNDS SEEKING
GLOBAL GROWTH AND INCOME                         TAX-FREE INCOME

Franklin Global Utilities Fund                  Federal Intermediate-Term
                                                 Tax-Free Income Fund
Franklin Templeton German
 Government Bond Fund                           Federal Tax-Free Income Fund

Franklin Templeton                              High Yield Tax-Free
 Global Currency Fund                            Income Fund

Mutual European Fund                            Insured Tax-Free Income Fund

Templeton Global Bond Fund                      Puerto Rico Tax-Free
                                                 Income Fund
Templeton Growth and
 Income Fund                                    Tax-Exempt Money Fund

GLOBAL INCOME                                   FRANKLIN STATE-SPECIFIC
                                                FUNDS SEEKING
Franklin Global Government                      TAX-FREE INCOME
  Income Fund

Franklin Templeton Hard                         Alabama
 Currency Fund
                                                Arizona*
Franklin Templeton High
 Income Currency Fund                           Arkansas**

Templeton Americas                              California*
 Government Securities Fund
                                                Colorado
GROWTH
                                                Connecticut
Franklin Blue Chip Fund
                                                Florida*
Franklin California Growth Fund
                                                Georgia
Franklin DynaTech Fund
                                                Hawaii**
Franklin Equity Fund
                                                Indiana
Franklin Gold Fund
                                                Kentucky
Franklin Growth Fund
                                                Louisiana
Franklin MidCap Growth Fund
                                                Maryland
Franklin Small Cap Growth Fund
                                                Massachusetts***
Mutual Discovery Fund
                                                Michigan*
GROWTH AND INCOME
                                                Minnesota***
Franklin Asset Allocation Fund
                                                Missouri
Franklin Balance Sheet
 Investment Fund                                New Jersey

Franklin Convertible                            New York*
 Securities Fund
                                                North Carolina
Franklin Equity Income Fund
                                                Ohio***
Franklin Income Fund
                                                Oregon
Franklin MicroCap Value Fund
                                                Pennsylvania
Franklin Natural Resources Fund
                                                Tennessee**
Franklin Real Estate
 Securities Fund                                Texas

Franklin Rising Dividends Fund                  Virginia

Franklin Strategic Income Fund                  Washington**

Franklin Utilities Fund                         VARIABLE ANNUITIES

Franklin Value Fund                             Franklin Valuemark(R)

Mutual Beacon Fund                              Franklin Templeton
                                                  Valuemark Income Plus
Mutual Qualified Fund                             (an immediate annuity)

Mutual Shares Fund

Templeton American Trust, Inc.



*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio of insured municipal securities.                            11/96.1

TEMPLETON LATIN AMERICA FUND

Principal Underwriter:

Franklin Templeton
Distributors, Inc.
700 Central Avenue
St. Petersburg
Florida 33701-3628

Shareholder Services
1-800-632-2301

Fund Information
1-800-312-5236

This report must be preceded or accompanied by a current prospectus of the Templeton Latin America Fund, which contains more complete information, including changes and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TEMPLETON
LATIN
AMERICA
FUND


Semi-Annual Report
September 30, 1996


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TL 418596 11/96